Manager Profile


Throughout its history, your Fund has been managed by investment affiliates of Lincoln National Corporation. The Fund's investment advisor is Lincoln Investment Management Inc. (LIM), a wholly owned subsidiary of Lincoln National Investment Companies, Inc. (LNIC). LNIC was formed in 1995 and is wholly owned by Lincoln National Corporation. In February of 1988, shareholders approved a subadvisory contract between LIM and Lynch & Mayer, Inc. Under the contract, Lynch & Mayer may perform some or substantially all of the investment advisory services subject to the direction and supervision of LIM.

Lynch & Mayer is a New York-based investment manager of equities and convertible securities. Founded in 1976 by Eldon Mayer and Dennis Lynch, the firm currently has over $6 billion under management. Lynch & Mayer manages both large - and mid-capitalization equity portfolios in addition to convertible portfolios. Since 1985, the firm has been a wholly owned subsidiary of Lincoln National Corporation.

Robert Schwartz is the current portfolio manager for the Fund at Lynch & Mayer. Mr. Schwartz took over the helm of the Fund from Brad Roberts in early 1993.
Mr. Roberts and the previous manager, Ed Petner, are still with the firm. Mr. Schwartz previously managed convertible security portfolios for Salomon Brothers Asset Management and First Boston Asset Management. Mr. Schwartz also spent four years as a Senior Research Associate at Morgan Stanley, specializing in quantitative analysis. Mr. Schwartz received an MBA from New York University in 1987, and was awarded the Chartered Financial Analyst designation in 1991.



Investment Policies & Objectives


The Fund's primary investment objective is to provide a high level of total return through a combination of capital appreciation and current income. Nearly all of the Fund's net investment income will be distributed through regular dividends to shareholders. Net short-term capital gains, if any, will be distributed annually in cash, provided the Fund does not have a capital loss carry forward. Net realized long-term gains will be retained to increase the size of the Fund's asset base.

The investment portfolio will contain primarily convertible securities, including direct placement convertible securities. The fund also will invest in publicly traded fixed-income securities and preferred and common stocks.

The Fund may borrow to purchase securities in an amount not exceeding 33 1/3 percent of net assets. The Fund also may invest in non-dollar denominated securities, however, as of December 31, 1995, has chosen not to do so.

President's Letter
     January 26, 1996


Dear Shareholder:


This past year was exceptional for the U.S. financial markets. All of the major equity and fixed-income indices showed considerable appreciation, and the Lincoln National Convertible Securities Fund, Inc. (the Fund) benefited from this positive environment. The Fund's net asset value increased 19.6 percent in 1995 including dividends and before long-term capital gains taxes. Dividends totaled $1.64 for the year, including a regular dividend of $0.96 and a dividend of $0.68 attributed to short-term capital gains. The Fund's share price closed the year at $16.75, up from $15.38. The share price closed the year at a 10.5 percent discount to net asset value, similar to the discount at year-end 1994.

A steady rally in bonds set a positive backdrop for the equity and convertible markets. Yields on the five- and thirty-year treasuries dropped 2.45 percent and 1.93 percent, respectively, in a complete reversal of the 1994 record sell off in bonds. While we don't expect this type of bond rally to continue, we do expect relatively stable and somewhat lower interest rates in 1996.

The equity market had several noteworthy trends in 1995, including the tremendous first half rally and subsequent sell off of the technology sector. The convertible market benefited only slightly from the rally because of the limited number of attractive technology convertibles available early in the year. Several new technology issues came to the market mid-year, too late for the Fund to profit from the rally. However, we welcome the added new investment opportunities.

The Dow Industrials and S&P 500 actually turned in their best performances since 1975 and 1958, respectively. Continuing a trend that began in 1994, large capitalization equities out-performed smaller capitalization equities. This trend is best illustrated by the Dow Industrials, which returned 36.9 percent and the S&P 500 which had a return of 37.6 percent. Both out-performed the Russell 2000 Index of smaller companies which had a return of 28.3 percent. The reverse was true from 1991 through 1993 when small company equities out-performed large company equities. The convertible universe, which consists primarily of small- to medium- size companies, also under-performed the large-cap indices in 1995. For example, the underlying equities of the First Boston Convertible Securities Index returned only 23.7 percent.

Statistics began to indicate an economic slow down in the fourth quarter, which boosted growth stocks. We expect this trend to continue in 1996 as weak economic conditions in the U.S., Europe and Japan shift investment emphasis to mid-sized growth companies. We continue to take positions in mid-size growth companies that should perform well in this environment. We are encouraged to see an increase in these types of issuers, thus providing us with a larger choice of investments.

We have a positive outlook for the Fund in 1996. The convertible market is reasonably valued, and there are many attractive investment opportunities. As the investment manager, we will continue to use the same approach that has served the Fund well over the years. We will balance sound convertible security analysis with our underlying equity philosophy focusing on companies undergoing positive fundamental change. This consistent philosophy should help the Lincoln National Convertible Securities Fund to perform well through changing economic and market cycles.


Sincerely,



H. Thomas McMeekin
President

Portfolio Manager's Discussion


WHAT WERE THE FACTORS BEHIND THE CONVERTIBLE MARKET'S REBOUND IN 1995?

This past year was a good year for most U.S. financial markets. The record negative bond market returns in 1994 removed the excess leverage that had entered bond markets in prior years. Therefore, the bond market began 1995 in good shape and continued to rally as inflation remained under control. In addition, companies continued to beat earnings expectations for most of the year, supporting higher stock prices. This combination was a much different backdrop for convertibles than in 1994 when inflation appeared to be rising and excess leverage and speculation forced portfolio liquidations.

WHY DID POPULAR INDICES SUCH AS THE S&P 500 AND DOW INDUSTRIALS OUTPERFORM THE CONVERTIBLE MARKET IN 1995?

Although the convertible market enjoyed returns of more than 20 percent, the S&P 500 and Dow Industrials, which consist of large-capitalization stocks, outperformed smaller capitalization indices in 1995. Convertibles traditionally track the performance of smaller capitalization equity indices such as the Russell 2000. This small-cap bias exists because most issuers of convertibles are mid-size growing companies that require equity-like financing to support growth.

Additionally, at different times there are major variations in industry weightings between the convertible universe and the S&P 500. For example, the convertible universe lacks large- capitalization consumer staple companies, such as McDonald's and Procter & Gamble, which were strong performers during 1995. The consumer staple group always has been under weighted in the convertible universe because these companies don't require convertible financing. Convertible performance also was penalized in 1995 due to the absence of large pharmaceutical companies in the convertible universe, which also were market leaders.

WHEN SELECTING CONVERTIBLE SECURITIES, SOME MANAGERS FOCUS ON THE BOND PORTION OF THE CONVERTIBLE WHILE OTHERS FOCUS ON THE UNDERLYING EQUITY. DESCRIBE LYNCH & MAYER'S APPROACH.

Lynch & Mayer emphasizes the underlying equity when investing in a convertible. The convertible must be attractively priced, but we primarily look for positive equity fundamentals. A fixed-income approach can provide good returns but is more dependent on decreasing interest rates to provide high returns. With interest rates at historically low levels, an equity approach should yield superior returns over the intermediate term. Regardless of the interest rate environment, equities of superior companies should appreciate. Therefore, we look for attractive convertibles with superior underlying equity fundamentals, to provide the returns our shareholders have come to expect.

WHAT WILL BE THE KEY FACTORS AFFECTING THE PERFORMANCE OF THE FUND IN 1996?

The primary factors that will determine convertible performance for 1996 will be interest rates, small-cap equity performance and industry performance. Interest rates are always an important determinant of convertible performance. As long as interest rates do not rise dramatically, convertibles should perform reasonably well. Our equity-oriented strategy also is less dependent on interest rates than the market. Additionally, a rotation in the equity markets toward small-capitalization stocks should help the Fund. Investors should shift their focus away from the large-capitalization stocks, especially the consumer staples and pharmaceuticals that are overvalued relative to the small-cap growth stocks. We may see improvement in the health care sector of the convertible market if Congress passes a resolution on Medicare reform. Year-end uncertainty has, to date, depressed small-cap companies in this sector. Of course, the most important factor will be our selection of individual companies.

Portfolio Manager's Discussion


WHAT IS YOUR VIEW ON THE TECHNOLOGY INDUSTRY, AND WHAT DOES THAT IMPLY FOR THE FUND IN 1996?

The technology sector has been discussed in the press and by market participants more than any other sector. The volatility of the group can be extremely high due to the rapid growth of these companies. The reason for this growth is that many of the companies have products that can drastically change the way people work and live. Many products that people take for granted today have been introduced in the past decade. Cordless and cellular phones, pagers, compact disk players and multimedia computers are relatively new innovations. The phenomenal growth of these new products can result in tremendous stock performance for the companies that create and build these products. This rapid sales growth usually attracts competitors however, causing supply and demand imbalances to occur. While imbalances may exist today in some product lines, we still believe that selected convertibles in the technology sector can produce excellent growth in the future. Selection and timing of purchases will be more important in 1996 than in 1995, however. We will concentrate our investments in attractive convertibles of companies with proprietary and growing product lines.

DESCRIBE THE CONDITION OF THE CONVERTIBLE MARKET AT THE END OF 1995.

The convertible market is attractive for a number of reasons. The primary reason is the increased issuance from attractive medium-sized growth companies. These are the type of issues that best fit our convertible strategy. Second, the short maturities that most new issues featured during 1995 continue to provide excellent downside protection. Another positive feature of the market is the small difference in yield of convertible bonds versus corporate bonds. This yield give-up is near historical lows, making convertibles an attractive yield alternative. Examining convertibles from a statistical viewpoint, the comparison of conversion premium, yield, and break-even paints a mixed picture. Convertibles appear more expensive than at year-end 1994, but less expensive than at year-end 1993. The theoretical valuations models also are in the middle of historic ranges.



(continued)

THE LINCOLN NATIONAL CONVERTIBLE SECURITIES FUND HAS HAD CONSISTENT LONG-TERM PERFORMANCE SINCE 1988. HOW HAVE YOU ACHIEVED THIS RECORD?

Lynch & Mayer, the Fund's subadvisors, approaches convertibles from an equity viewpoint which differs from many other convertible managers. We combine our basic equity philosophy (investing in companies undergoing positive fundamental change) with sound convertible security analysis. We realize that companies undergoing change have inherent risks, and convertibles are an ideal way to invest in these companies. The convertible securities' priority claim, higher yield and fixed maturity give the Fund protection if we are wrong, and allow us unlimited upside performance if we are right.

Portfolio Performance
As of December 31, 1995


The following graph presents the cumulative net asset value total return for the Fund compared to the First Boston Convertible Securities Index.


The graph below shows the results for each category of what $1,000 invested in 1986 would have grown to by the end of 1995 assuming reinvestment of dividends.

Annual Performance of
Lincoln National Convertible Securities Fund, Inc.  vs.  Indices



                                           1991    1992    1993    1994     1995   Cumulative 5 Yr. Return Annualized
Lincoln National Convertible Securities   41.90%  11.27%  28.05%  (1.96%)  19.59%                18.84%
First Boston Convertible Securities       29.12%  17.60%  18.57%  (4.70%)  23.70%                16.24%
 Index
Merrill Lynch Convertible Index           32.06%  20.92%  18.88%  (7.07%)  24.69%                17.08%
Lipper Convertible Mutual Fund Index      29.90%  18.14%  18.39%  (3.76%)  20.81%                16.13%
S&P 500 Index (with dividends             30.40%   7.61%  10.06%   1.31%   37.53%                16.56%
 reinvested)
Russell 2000                              46.04%  18.42%  18.89%  (1.82%)  28.33%                20.97%
Lehman Gov't/ Corporate Bond Index        16.13%   7.58%  11.03%  (3.51%)  19.24%                 9.80%
---------------------------------------------------------------------------------------------------------------------

Total Fund Investments
At Market or Fair Values as of December 31



                                          1995                    1994                    1993
                                 $   (000)  % of Total   $   (000)  % of Total   $   (000)  % of Total
                                 --------   ----------   --------   ----------   --------   ----------

Public Debt Securities             85,808           72%    60,553           56%    82,614           70%

Direct Placement Securities         2,832            2      2,758            3      4,595            4
Convertible Preferred Stock        29,671           25     41,938           38     38,881           33
Common Stock                        2,513            2      1,167            1        ---          ---
Short-term Investments              2,196            2      4,601            4      7,587            6
Liabilities over Other Assets      (3,933)          (3)    (2,207)          (2)   (15,102)         (13)
                                 --------          ---   --------         ----   --------          ---

 NET ASSETS                      $119,087         100 %  $108,810         100 %  $118,575          100%
                                 ========          ===   ========         ====   ========          ===
------------------------------------------------------------------------------------------------------

Common Stock Market Prices & Net Asset Value History*



                              Market Price    Market Price    Market Price              Net Asset       Net Asset       Net Asset
                                  High            Low            Close                  Value High      Value Low      Value Close
                                                                             Volume
                                                                             -------
1995


 1st Quarter                         $17.00          $15.00          $16.00  330,000          $17.98          $17.06          $17.98


 2nd Quarter                          17.63           15.88           16.63  303,900           18.92           18.03           18.72


 3rd Quarter                          18.25           16.50           18.00  385,400           19.90           18.72           19.75


 4th Quarter                          18.38           16.75           16.75  304,300           19.75           18.68           18.71




 1994

 1st Quarter                          20.75           17.75           17.88  502,200           19.70           18.27           18.27


 2nd Quarter                          18.50           16.50           16.88  309,300           18.45           17.15           17.15


 3rd Quarter                          18.00           16.00           16.13  277,100           18.51           17.27           18.46


 4th Quarter                          17.25           15.13           15.38  406,900           18.45           17.10           17.10




 1993

 1st Quarter                          18.25           16.38           18.00  445,600           18.74           17.55           18.74


 2nd Quarter                          19.38           17.88           18.75  329,100           19.92           18.61           19.92


 3rd Quarter                          20.13           18.63           19.50  306,700           21.01           19.80           21.01


 4th Quarter                          21.13           18.25           19.25  469,800           21.75           18.84           18.84


------------------------------------------------------------------------------------------------------------------------------------



Shares are listed on the New York Stock Exchange under the trading symbol LNV.
* Unaudited

Shareholder Meeting Results


The Fund had their annual Shareholder meeting on May 19, 1995. Two proposals were presented to shareholders for vote. PROPOSAL I - "ELECTION OF DIRECTORS" and PROPOSAL II - "RATIFICATION OF THE SELECTION OF AUDITORS." A total of 5,571,736 of Common Stock shares (87.55% of the total outstanding shares) were voted. The following table highlights the results of the vote.

                                                       Number of Shares Voted  Number of Shares Voted  Number of Shares

                                                                FOR                   AGAINST             ABSTAINED
                                                       ----------------------  ----------------------  ----------------

PROPOSAL I

   Election of Directors                  R. Burridge               5,520,902                  50,834               ---
                                          A. Cepeda                 5,509,630                  62,106               ---

                                          R. Deshaies               5,514,527                  57,209               ---

                                          C. Freund                 5,517,091                  54,645               ---

                                          T. Mathers                5,504,183                  67,553               ---

                                          T. McMeekin               5,503,812                  67,924               ---

                                          D. Toll                   5,518,445                  53,291               ---

                                          A. Warner                 5,496,203                  75,533               ---

                                          F. Young                  5,502,673                  69,063               ---



PROPOSAL II

   Ratification of the Selection of
    Auditor

     (Coopers & Lybrand L.L.P.)                                     5,507,311                  19,742            44,683

-----------------------------------------------------------------------------------------------------------------------


Dividend History


The table below shows the nine-year common dividend per share history.



 YEAR    ANNUAL DIVIDEND  YEAR  ANNUAL DIVIDEND
-------  ---------------  ----  ---------------


 1987              $1.13  1992            $2.14

 1988               0.95  1993             2.92

 1989               1.57  1994             1.08

 1990               1.02  1995             1.64

 1991               1.02

-----------------------------------------------

Financial Highlights
Year Ended December 31
(For each share of common stock outstanding throughout the year)

                                            1995        1994       1993       1992
                                          ---------  ----------  ---------  ---------

NET ASSET VALUE, BEGINNING OF PERIOD      $  17.10   $  18.84    $  17.62   $  18.04
 ($)
     Net Investment Income                    0.91       0.94        0.90       1.01
     Net Realized and Unrealized Gain
      (Loss)

          on Investments                      2.34      -1.60        3.24       0.71
                                          --------   --------    --------   --------
Total from Investment Operations              3.25      -0.66        4.14       1.72


Less Distributions

          Dividends from Net Investment      -0.96      -0.95       -1.05      -0.97
           Income
          Distributions from Net             -0.68      -0.13       -1.87      -1.17
           Realized Gains                 --------   --------    --------   --------
Total Distributions                          -1.64      -1.08       -2.92      -2.14
                                          --------   --------    --------   --------

NET ASSET VALUE, END OF PERIOD  ($)       $  18.71   $  17.10    $  18.84   $  17.62
                                          ========   ========    ========   ========
Per Share Market Value, End of Period     $  16.75   $  15.38    $  19.25   $  16.50
 ($)
Total Investment Return (based on            19.57%    (14.49%)     34.36%     20.26%
 Market Value)


RATIOS/SUPPLEMENTAL DATA

Net Assets, End of Period (000)           $119,087   $108,810    $118,575   $110,743
Ratio of Operating Expenses to Average        1.09%      1.09%       1.02%      0.83%
 Net Assets
Ratio of Net Investment Income to             4.91%      5.18%       4.58%      5.49%
Average Net Assets
Portfolio Turnover Rate                     127.24%    127.32%     222.00%    166.26%
Average Commission Rate Paid Per Share       .0579

------------------------------------------------------------------------------------

( ) Denotes deduction.




 1991             1990        1989       1988       1987     1986  *
    --------   -------     -------    -------    -------     -------

 $13.59        $ 15.21     $ 13.41    $ 12.62    $ 14.38     $ 13.95
 0.97             1.03        1.53       0.95       0.92        0.43


4.50             -1.63        1.84       0.79      -1.55        0.20
    --------   -------     -------    -------    -------     -------
 5.47            -0.60        3.37       1.74      -0.63        0.63




-1.02            -1.02       -1.07      -0.95      -1.13       -0.20
 0.00             0.00       -0.50       0.00       0.00        0.00
    --------   -------     -------    -------    -------     -------
 -1.02           -1.02       -1.57      -0.95      -1.13       -0.20
    --------   -------     -------    -------    -------     -------

 $18.04        $ 13.59     $ 15.21    $ 13.41    $ 12.62     $ 14.38
    ========   =======     =======    =======    =======     =======
 $15.50        $ 11.50     $ 13.38    $ 11.75    $ 11.75     $ 15.75
 43.65%          (6.43%)     27.23%      8.09%    (18.22%)      6.33%




 $ 113,398     $85,434     $95,655    $91,607    $87,304     $99,460
 0.89%            0.97%       0.94%      0.96%      0.88%       0.38%
 5.96%            7.21%       6.64%      6.90%      6.43%       3.08%
 132.99%        134.64%     147.31%    110.70%     73.41%      34.00%
--------------------------------------------------------------------




* Covers the period of June 26, 1986 (commencement of investment activity) to December 31, 1986. Accordingly, the ratios and portfolio turnover have not been calculated on an annualized basis.

The accompanying notes are an integral part of the financial statements. Tax Information



Income dividends received by a shareholder must be reported for federal income tax purposes as ordinary income. THE FUND DISTRIBUTED $1.64 PER SHARE OF ORDINARY INCOME FOR THE TAX YEAR 1995. Dividend payments made in June, September and December 1995 and mid-January 1996 are taxable in the 1995 tax year.

In accordance with the Tax Reform Act of 1986, regulated investment companies are required to distribute at least 98 percent of their net investment income earned in the calendar year to avoid a four percent federal excise tax on undistributed net investment income. Under the act, dividends declared in December, payable to shareholders of record on a date in December and paid before the following February 1, are treated as paid by the Fund and received by the shareholders in December.

The extent to which the following dividend payments qualify (as provided by the Internal Revenue Code and subject to certain limitations set forth therein) for the dividend received deduction for corporations, is shown in the table below.


@mini table@Corporation's Dividend
 Received Deduction - Percent
                                           21.0578%

Corporation's Dividend Received
 Deduction - Amount Per Share
                                          $ 0.3453

--------------------------------------------------

For the year ended December 31, 1995, the Fund realized long-term capital gains. As set forth in the prospectus of the Fund, it is the intention to retain these gains as a means of increasing the asset base of the Fund. These gains, even though not distributed to the shareholder, are taxable; however, the tax has been paid by the Fund. In February 1995, the Fund will distribute IRS Form 2439 to shareholders of record as of December 31, 1995. IRS Form 2439 indicates each shareholder's pro-rata portion of the undistributed long-term capital gains on Line 1 of the form ($0.16441133 per share). YOUR LONG-TERM CAPITAL GAINS PORTION MUST BE REPORTED ON SCHEDULE D OF YOUR INCOME TAX RETURN AS LONG-TERM CAPITAL GAINS. Your share of the tax paid by the Fund is shown on Line 2 ($0.05754397 per share) of IRS Form 2439.

YOUR SHARE OF THE TAX PAID BY THE FUND SHOULD BE REFLECTED ON YOUR TAX RETURN AS A TAX CREDIT (WHICH
WILL REDUCE YOUR  FEDERAL INCOME TAX LIABILITY AND MAY RESULT IN A TAX REFUND).

Organizations exempt from tax under section 501(a) (and to which section 511 does not apply) and trustees for Individual Retirement Accounts described in section 408 (including a custodian described in section 408(h)) can claim a refund by filing Form 990-T Exempt Organization Business Income Tax Return, as follows: (1) complete the heading and signature area, (2) enter the refund or credit on the appropriate lines, and (3) indicate at the top of the return "Claim for Refund Shown of Form 2439."

In addition, shareholders of record as of December 31, 1995, are entitled to increase, for federal income tax purposes, the basis of their shares by the excess of Line 1 over Line 2. This amounts to $0.10686736 per share.

Statement of Net Assets
As of December 31, 1995


INVESTMENTS - NOTES A & B




*  Non-Income producing.                  Year Ended December 31, 1995   Year Ended December 31, 1994
+ Securities that are eligible for sale
 under SEC Rule 144A.


The accompanying notes are an integral
 part of the financial statements.
Statements of Operations




----------------------------------------------------------------------
Investment Income:
   Income:
          Interest                                         $ 4,949,990                   $  4,432,705
          Dividends                                          2,133,269                      2,820,879
                                        -------------------------------------------------------------
 TOTAL INCOME                                                7,083,259                      7,253,584
   Expenses:
          Management Fees  -  Note C                         1,048,548                        989,876
          Director Fees                                         69,000                         73,500
          Professional Fees                                     27,631                         41,225
          Printing, Stationery, and                             45,564                         27,348
           Supplies
          Stock Transfer and Dividend                           25,402                         29,454
           Disbursing Fees
          Postage and Mailing Fees                              26,304                         45,790
          New York Stock Exchange Fees                          16,170                         16,170
          Custodian and Registrar Fees                          13,133                          9,305
          Other                                                 13,428                         28,047
                                        -------------------------------------------------------------
 TOTAL OPERATING EXPENSES                                    1,285,180                      1,260,715
                                        -------------------------------------------------------------

 NET INVESTMENT INCOME                                       5,798,079                      5,992,869

Net Realized and Unrealized Gain(Loss)
 on Investments:
   Net Realized Gain on Investments                          5,579,661                      6,100,801
   Increase (Decrease) in Net                                9,702,780                    (14,498,099)
    Unrealized Appreciation of
    Investments
   Income Taxes  -  Note F                                    (366,192)                    (1,837,694)
                                        -------------------------------------------------------------
 NET REALIZED AND UNREALIZED GAIN(LOSS)                     14,916,249                    (10,234,992)
  ON INVESTMENTS
                                        -------------------------------------------------------------

 NET INCREASE(DECREASE) IN NET ASSETS                      $20,714,328                    ($4,242,123)
  RESULTING FROM OPERATIONS
                                        -------------------------------------------------------------

-----------------------------------------------------------------------------------------------------

( ) Denotes deduction.
The accompanying notes are an integral part of the financial statements. Statements of Changes in Net Assets

                                          Year Ended December 31, 1995   Year Ended December 31, 1994
Changes from Operations:
     Net Investment Income                                $  5,798,079                   $  5,992,869
     Net Realized Gain on Investments
          (net of taxes: 1995 -                              5,213,469                      4,263,107
           $366,192; 1994 - $1,837,694)
     Increase(Decrease) in Net
      Unrealized Appreciation
           of  Investments                                   9,702,780                    (14,498,099)
                                        -------------------------------------------------------------
 NET INCREASE (DECREASE) IN NET ASSETS                      20,714,328                     (4,242,123)
  RESULTING FROM OPERATIONS

Distributions to Shareholders from Net                      (6,123,660)                    (6,020,427)
 Investment Income

Distributions to Shareholders from Net                      (4,312,799)                      (850,246)
 Realized Gain on Investments

CHANGES FROM CAPITAL SHARES
 TRANSACTIONS:
     Net Proceeds from Shares Issued
      Under Dividend
          Reinvestment Program                                     ---                      1,347,355
                                        -------------------------------------------------------------

 TOTAL INCREASE(DECREASE) IN NET ASSETS                     10,277,869                     (9,765,441)

Net Assets at Beginning of Year                            108,809,519                    118,574,960
                                        -------------------------------------------------------------

 NET ASSETS AT END OF YEAR *                               119,087,388                    108,809,519
                                        -------------------------------------------------------------
-----------------------------------------------------------------------------------------------------

* Includes distributions in excess of net investment income: 1995 - ($81,828); undistributed net investment income:
          1994 - $115,157.
    The accompanying notes are an
 integral part of the financial
 statements.

Portfolio of Investments by Industry
 Classification
(Unaudited)

@mini table@                           Market or Fair Value        T ECHNOLOGY

A llstate Corporation                            $2,035,650                     A ltera Corporation            $  2,111,369

P enncorp Financial Group                         1,320,438                     B ay Networks Inc.                1,496,250

                                     ----------------------
                                                  3,356,088  2.8%               Integrated Device Technology      1,107,713

                                                                                L am Research                     1,757,500

M ACHINERY & EQUIPMENT                                                          O rbital Sciences Corp.           1,127,500

A GCO Corporation                                 2,497,095                     T elxon Corporation               1,312,500

                                                                                                             --------------
A lfa S.A. de C.V.                                2,450,000                                                       8,912,832    7.5%

Thermo Electron Corporation                       1,166,400

                                     ----------------------
                                                  6,113,495  5.1%               TELECOMMUNICATION

M INING                                                                         W orldCom Inc.                    2,268,000

F REEPORT-McMoran C & G                           2,500,188  2.1%               Intelcom Group                    1,323,506

                                                                                U nited States Cellular Corp.     2,499,000

                                                                                                             --------------
O FFICE AND OFFICE EQUIPMENT                                                                                      6,090,506    5.1%

Danka Business Systems PLC                        2,319,850

C areer Horizons Inc.                             1,231,200                     T RANSPORTATION

                                     ----------------------
                                                  3,551,050  3.0%               Reno Air Inc.                     1,552,000

                                                                                A MR Corporation                  1,521,450

P APER AND PAPER PRODUCTS                                                       A ir Express International          942,812

                                                                                                             --------------
A lco Standard Corporation                        2,484,630                                                       4,016,262    3.4%

Riverwood International Corp.                     2,566,875

                                     ----------------------
                                                  5,051,505  4.2%               WASTE MGMT & EQUIPMENT

                                                                                U S Filter Corp.                  2,095,300

P HARMACEUTICALS                                                                I nternational Technology         1,475,212

                                                                                                             --------------
G enzyme Corporation                              1,955,250                                                       3,570,512    3.0%

Liposome Company Inc.                             1,441,750

                                     ----------------------
                                                  3,397,000  2.9%

                                                                                                             --------------
                                                                                T otal Long-Term Investments   $120,824,244  101.5%

                                                                                                             --------------
RESTAURANTS

H ometown Buffet Inc.                             1,633,850  1.4%



R ETAIL

L owe's Companies                                 2,015,000  1.7%



----------------------------------------------------------------------------------------------------------------------------------

Notes to Financial Statements


NOTE A - SUMMARY OF ACCOUNTING POLICIES

Lincoln National Convertible Securities Fund, Inc. (the Fund), is registered under the Investment Company Act of 1940, as amended, as a closed-end, diversified management investment company, incorporated under the laws of Maryland. One of the policies of the Fund is that the investment portfolio will have a significant component of convertible securities, which may include direct placement convertible securities. The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.

INVESTMENTS

Cost represents original cost except in those cases where there is "original-issue discount" as defined by the Internal Revenue Service. In those cases, the cost figure shown is amortized cost. "Original-issue discount" is being amortized over the period to the next expected call date.

Investments in equity securities traded on a national exchange are valued at their last reported sale price on the date of valuation; equity securities traded in the over-the-counter market and listed securities for which no sale was reported on that date are valued at the last reported bid price. Public debt securities and certain direct placement securities, which are traded in a secondary market system for trading restricted securities (in reliance upon SEC Rule 144A), are valued at the composite price as determined by a pricing service which uses market transactions as inputs. Short-term investments are stated at cost which approximates market.

Direct placement securities are restricted as to resale. Except for certain direct placement securities traded in a secondary market system for trading restricted securities, direct placement securities have no quoted market values. The amounts shown as fair values for direct placement securities with no available quoted market values represent values approved by the Board of Directors. Many factors are considered in arriving at fair value, including, where applicable, yields available on comparable securities of other issuers; changes in financial condition of the issuer; price at which the security was initially acquired; extent of a private market for the security; period of time before the security becomes freely marketable or becomes convertible; anticipated expense to the Fund for registration or qualification of the security for public sale; potential underwriting commissions if underwriting would be required for sale; size of the issue and the proportion held by the Fund; if a convertible security, whether or not it would trade on the basis of its stock equivalent; and existence of merger proposals or tender offers involving the issuer.

The Board of Directors of the Fund is composed, in part, of individuals who are interested persons (as defined in the Investment Company Act of 1940) of the Advisor or affiliated companies. Since the fee paid to the Advisor is affected by the valuation placed on securities held in the Fund's portfolio, valuations are approved by a majority of the Directors who are not interested persons. For 1995, all direct placement securities, which totaled $2,832,053 and represent 2.4% of the total net assets, were valued by the directors who are not interested persons.

INCOME TAXES

It is the intention of the Fund to distribute substantially all net investment income and net short-term realized gains. The Fund therefore qualifies for tax treatment accorded to "regulated investment companies" as defined by applicable provisions of the Internal Revenue Code. On such basis, under present law, the Fund will not incur any liability for income taxes on the portion of its net investment income and net short-term realized gains distributed to shareholders.

The Fund does not intend to distribute net realized long-term capital gains.
The Fund intends to retain and reinvest such gains and, accordingly, to pay applicable income taxes on the excess of such gains over net realized short-term capital losses, if any.

Notes to Financial Statements

OTHER
Security transactions are accounted for on the day after the trade date for equity and debt securities. Cost of securities sold is determined on a specific identification method. Dividend income is recorded on the ex-dividend date. Interest income is recorded on the accrual basis except for interest in default, or interest deferred by a change in the terms of the loan agreement, which is recorded when received. In addition, in the preparation of financial statements management relies on the use of estimates where necessary.

For the year ending December 31, 1995, only one security, Physicians Clinical Laboratories, Inc. is in default. The company has missed its last two interest payments. No reorganization plan has been announced as of yet.

Distributions to common shareholders are recorded on the ex-dividend date.

NOTE B - INVESTMENTS

Direct placement securities are restricted as to resale because these securities have not been registered with the Securities and Exchange Commission (SEC). The terms under which direct placement securities are acquired, however, sometimes provide for limited registration rights if requested by the security owner. These registration rights usually relate to common stock issued or issuable upon conversion of convertible securities or the exercise of warrants.

The following is a summary of registration rights pertaining to direct placement securities held by the Fund:

 1) Common shares issuable upon conversion of convertible securities or exercise of warrants are entitled to at least one free registration and to certain free "piggyback" registration rights.

 2) Warrants owned by the Fund do not carry registration rights.

 3) All debt and preferred securities have no registration rights, but can be sold to other institutional investors after a minimum holding period, subject to certain requirements.


(continued)

The SEC requires that, as of the date a direct placement security is acquired, the market value of an equivalent unrestricted security of the same company be provided. Since there are no comparable publicly traded securities for any of these companies outstanding, no such comparative values have been provided.

The aggregate cost of investments purchased and the aggregate proceeds from investments sold (exclusive of short-term investments) amounted to $150,347,139 and $151,424,268, respectively, in 1995; and $147,195,897 and $158,585,330, respectively in 1994.

NOTE C - MANAGEMENT FEES AND OTHER TRANSACTIONS WITH AFFILIATES

Under an agreement between the Fund and Lincoln Investment Management, Inc. (the Advisor), the Advisor manages the Fund's investment portfolio, maintains its accounts and records, and furnishes the services of individuals to perform executive and administrative functions of the Fund. In return for these services, the Advisor receives a management fee of .21875% of the net assets of the Fund as of the close of business on the last business day of the quarter (.875% on an annual basis). Prior to May 21, 1993, the Fund paid a management fee of .15% (.6% on an annual basis) of net asset value of the Fund as of the close of business on the last business day of the quarter.

Securities regulations of various states in which the Fund has shareholders provide that, if expenses borne by the Fund in any year (including the advisory fee but excluding interest, taxes, brokerage fees and where permitted, extraordinary expenses) exceed certain limitations, the Advisor must reimburse the Fund for any such excess at least annually and prior to the publication of the Fund's annual report. These expense limitations may be raised or lowered from time to time. The Fund believes the most restrictive expense limitation of state securities commissioners is 2.5% of the Fund's average daily net assets up to $30,000,000; 2% of the next $70,000,000

Notes to Financial Statements
and 1.5 percent of average daily net assets in excess of $100,000,000 during the applicable year. During any year, the Advisor will be bound by the most stringent applicable requirements of any state in which the Fund has shareholders. No reimbursement was due for 1995 and 1994.

Certain officers and directors of the Fund are also officers or directors of the Advisor. The compensation of unaffiliated directors of the Fund is borne by the Fund.

NOTE D - EXCESS OF LIABILITIES OVER OTHER ASSETS

The net asset caption "excess of liabilities over other assets" consisted of the following:


Accrued investment income receivable

                                          $  1,174,515
Receivable - investment securities sold

                                             1,128,006
Accrued dividends receivable                   283,929
Accrued dividends payable                   (5,854,599)
Payable - investment securities
 purchased
                                            (1,080,000)

Accrued federal income taxes payable          (366,192)
Management fees payable                       (261,075)
Other - Net                                      1,218
Cash                                         1,041,163
                                        --------------
                                           ($3,933,035)
------------------------------------------------------

(continued)

NOTE E - NET ASSETS
Net assets at December 31, 1995, consisted of the following:


Common Stock, par value $.001 per share
 (authorized 20,000,000 shares), Issued
 and outstanding 6,363,695 shares



                                          $      6,364


Proceeds in excess of par value of
 shares issued
                                            89,730,569

Undistributed realized gain on
 investments, net of taxes
                                            18,771,956

Distributions in excess of net
 investment income
                                               (81,828)

Net unrealized appreciation of
 investments
                                            10,660,327

                                        --------------
          Total Net Assets                $119,087,388
------------------------------------------------------

NOTE F - INCOME TAXES

The cost of investments for federal income tax purposes is the same as for book purposes. At December 31, 1995, the aggregate gross unrealized appreciation of investments was $17,117,298 and the aggregate gross unrealized depreciation was $6,456,971.

NOTE G - UNAUDITED QUARTERLY RESULTS OF OPERATIONS
The following is a tabulation of the unaudited quarterly results of operations. Per share data is based on shares outstanding at the end of each quarter:

                                            MARCH 31     JUNE 30     SEPT. 30    DEC. 31
                                          ------------  ----------  ----------  ----------

1995                                       (Thousands of dollars, except per share data)
-----------------------------------------------------------------------------------------
Investment Income                             $ 1,849     $ 1,840       $1,600    $ 1,794
Net Investment Income                           1,545       1,487        1,284      1,482
Net Realized and Unrealized Gain (Loss)         4,057       4,744        6,801       (686)
 on Investments
Per Share Amounts:
          Net Investment Income               $  0.24     $  0.23       $ 0.20    $  0.23
          Net Realized and Unrealized         $  0.64     $  0.75       $ 1.07    $ (0.11)
           Gain (Loss) on Investments
1994
-----------------------------------------------------------------------------------------
Investment Income                             $ 1,611     $ 1,767       $1,934    $ 1,942
Net Investment Income                           1,290       1,433        1,618      1,652
Net Realized and Unrealized Gain(Loss)         (4,951)     (7,026)       8,229     (6,487)
 on Investments
Per Share Amounts:
          Net Investment Income               $  0.20     $  0.23       $ 0.25    $  0.26
          Net Realized and Unrealized         $ (0.77)    $ (1.10)      $ 1.29    $ (1.02)
           Gain (Loss) on Investments
-----------------------------------------------------------------------------------------

Report of Independent Accountants



To the Shareholders and Board of Directors of Lincoln National Convertible Securities Fund, Inc.:

We have audited the accompanying statement of net assets of Lincoln National Convertible Securities Fund, Inc., including the portfolio of investments in securities as of December 31, 1995, and the related statements of operations, and changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the ten years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 1995, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Lincoln National Convertible Securities Fund, Inc. as of December 31, 1995, the results of its operations, changes in its net assets for each of the two years in the period then ended, and the financial highlights for eachof the ten years in the period then ended, in conformity with generally accepted accounting principles.



Fort Wayne, Indiana
January 26, 1996